UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.      )

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CANYON RESOURCES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
OFFICERS AND DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF ETHICS
BOARD MEETINGS AND COMMITTEES
SHAREHOLDER COMMUNICATIONS TO DIRECTORS
REPORT OF THE AUDIT COMMITTEE
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION OF OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES (1)
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SHAREHOLDER RETURN PERFORMANCE GRAPH
COMPENSATION OF DIRECTORS
PROPOSAL TO APPROVE THE AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN
FEDERAL INCOME TAX CONSEQUENCES
PROPOSAL TO APPROVE THE AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION PLAN
FEDERAL INCOME TAX CONSEQUENCES
RATIFY APPOINTMENT OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
Appendix A
Appendix B
Appendix C
AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN OF CANYON RESOURCES CORPORATION (March 11, 2004)
Appendix D
AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION PLAN OF CANYON RESOURCES CORPORATION

CANYON RESOURCES CORPORATION
14142 Denver West Parkway, Suite 250
Golden, Colorado 80401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 10, 2004

To Our Shareholders:

     The Annual Meeting of Shareholders (“Meeting”) of Canyon Resources Corporation (the “Company”), a Delaware corporation, will be held at 3:00 p.m. (Mountain daylight time) on Thursday, June 10, 2004, at the Denver West Marriott Hotel, 1717 Denver West Blvd., Golden, Colorado, for the following purposes:

1.	To elect two directors of the Company, each for a three-year term.

2.	To approve the Amended and Restated Incentive Stock Option Plan.

3.	To approve the Amended and Restated Non-Qualified Stock Option Plan.

4.	Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Canyon’s independent auditors for 2004.

5.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 20, 2004, are entitled to notice of and to vote at the Meeting. A list of the shareholders entitled to vote at the Meeting shall be open to the examination of any shareholder during ordinary business hours for a period of 10 days prior to the Meeting at the Company’s headquarters, 14142 Denver West Parkway, Suite 250, Golden, Colorado.

     The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign, and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked by you at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.

By Order of the Board of Directors

Gary C. Huber
Corporate Secretary
Golden, Colorado
April 29, 2004

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if mailed in the United States.

PLEASE MAIL YOUR PROXY PROMPTLY

CANYON RESOURCES CORPORATION
14142 Denver West Parkway, Suite 250
Golden, Colorado 80401

PROXY STATEMENT

Annual Meeting of Shareholders
June 10, 2004

     This Proxy Statement is furnished to the shareholders of Canyon Resources Corporation (the “Company”), a Delaware corporation, in connection with the solicitation by and on behalf of the Company’s Board of Directors (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders (“Meeting”) of the Company. The Meeting will be held on June 10, 2004, at 3:00 p.m. (Mountain daylight time) at the Denver West Marriott Hotel, 1717 Denver West Blvd., Golden, Colorado, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Officers and regular employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses will be paid by the Company.

     All proxies that are properly executed and received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any business to come before the Meeting, it will be voted in accordance with such specification. If a shareholder does not specify how to vote the proxy, it will be voted FOR the election of the nominees for director named in this Proxy Statement, FOR the proposal to approve the Amended and Restated Incentive Stock Option Plan; FOR the proposal to approve the Amended and Restated Non-Qualified Stock Option Plan, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2004, and in the proxy holders’ discretion on such other business as may properly come before the Meeting. Any proxy may be revoked by a shareholder at any time before it is actually voted at the Meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the Meeting and voting in person.

     This Proxy Statement and the accompanying proxy are first being sent to shareholders on or about April 29, 2004. The Company will bear the cost of preparing, assembling, and mailing the notice, Proxy Statement, and form of proxy for the Meeting.

VOTING SECURITIES

     All voting rights are vested exclusively in the holders of the Company’s common stock, $.01 par value (the “Common Stock”), with each share entitled to one vote. Only shareholders of record at the close of business on April 20, 2004, are entitled to notice of and to vote at the Meeting or any adjournment. At the close of business on April 20, 2004, there were 27,932,865 shares of Common Stock issued and outstanding. A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. Assuming a quorum is present, (i) the nominees receiving the highest number of votes cast will be elected as directors and (ii) the affirmative vote of the holders of the majority of shares of Common Stock represented at the Meeting in person or by proxy and entitled to vote on the subject matter will be necessary to approve the Amended and Restated Incentive Stock Option Plan, the Amended and Restated Non-Qualified Stock Option Plan, and the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2004.

     An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker “non-votes” on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of April 20, 2004, with respect to beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each director and nominee for director of the Company, by each executive officer named in the table titled “Summary Compensation Table,” which appears elsewhere in this Proxy Statement, and by all officers and directors of the Company as a group. Unless otherwise noted, each shareholder has sole investment and voting power over the shares owned.

Name of	Type of	Number of		Percent
Beneficial Owner	Ownership	Shares		of Class
Passport Capital LLC	Record and Beneficial	2,480,915	(1)	8.6%
402 Jackson Street
San Francisco, CA 94111
Richard H. De Voto	Record and Beneficial	522,908	(2)	1.9%
Gary C. Huber	Record and Beneficial	301,891	(3)	1.1%
Richard T. Phillips	Beneficial	100,000	(4)	*
Leland O. Erdahl	Record and Beneficial	46,325	(5)	*
David K. Fagin	Record and Beneficial	60,400	(6)	*
Richard F. Mauro	Beneficial	20,000	(7)	*
Ronald D. Parker	Beneficial	10,000	(8)	*
All Officers & Directors as a Group (7 persons)		1,061,524		3.7%

*	Less than 1%

1	Passport Capital, LLC manages two separate equity funds: (i) Passport Master Fund, LP owning 1,144,809 shares and warrants to acquire 646,800 shares at an exercise price of $1.98 per share through December 1, 2004, or at $2.16 per share through December 1, 2005; and (ii) Passport Master Fund II, LP owning 496,106 shares and warrants to acquire 193,200 shares at an exercise price of $1.98 per share through December 1, 2004, or at $2.16 per share through December 1, 2005.

2	This number includes (i) 82,663 shares owned of record; (ii) 140,157 shares held by the Richard H. De Voto Trust No. 1; (iii) 88 shares held as Co-Trustee of Trust for his mother; (iv) an option to purchase 75,000 shares at an exercise price of $1.13 per share; (v) an option to purchase 75,000 shares at an exercise price of $1.04 per share; and (vii) options to purchase 150,000 shares at an exercise price of $3.38 per share.

3	This number includes (i) 51,891 shares owned of record; (ii) an option to purchase 50,000 shares at an exercise price of $1.00 per share; (iii) an option to purchase 50,000 shares at an exercise price of $1.13 per share; (iv) an option to purchase 50,000 shares at an exercise price of $1.04 per share; and (v) options to purchase 100,000 shares at an exercise price of $3.38 per share.

4	This number includes (i) an option to purchase 25,000 shares at an exercise price of $1.13 per share; (ii) an option to purchase 25,000 shares at an exercise price of $1.04 per share; and (iii) options to purchase 50,000 shares at an exercise price of $3.38 per share.

5	This number includes (i) 26,325 shares owned of record; (ii) an option to purchase 10,000 shares at an exercise price of $2.30 per share; and (iii) an option to purchase 10,000 shares at an exercise price of $1.38 per share.

6	This number includes (i) 50,400 shares owned of record; and (ii) an option to purchase 10,000 shares at an exercise price of $1.38 per share.

7	This number includes (i) an option to purchase 10,000 shares at an exercise price of $2.30 per share; and (ii) an option to purchase 10,000 shares at an exercise price of $1.38 per share.

8	This number includes an option to purchase 10,000 shares at an exercise price of $1.38 per share.

ELECTION OF DIRECTORS

     The Company’s Bylaws provide that the number of members of the Board shall be from five to seven, divided into three classes. Currently, the number of Board members is set at six. Cumulative voting in election of directors is not permitted. Directors are elected by plurality vote of the shares represented at the Meeting.

     Two Directors, Richard H. De Voto and Ronald D. Parker, have been nominated for re-election at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THESE
DIRECTORS, TO SERVE FOR THREE-YEAR TERMS OR UNTIL THEIR RESPECTIVE
SUCCESSORS ARE ELECTED AND QUALIFIED.

OFFICERS AND DIRECTORS

     The following table lists the names, ages, and positions of the executive officers and directors of the Company as of April 20, 2004. Directors are divided into classes, each of which is elected to serve for three years, with one class being elected each year. All officers have been appointed to serve until their successors are elected and qualified. Additional information regarding the business experience, length of time served in each capacity, and other matters relevant to each individual is set forth below the table.

			Directors' Terms
Name	Age	Position	Expire
Richard H. De Voto	69	President, Director and Chairman of the Board	2004
Gary C. Huber	52	Vice President-Finance, Corporate Secretary and Director	2006
Leland O. Erdahl	75	Director	2006
David K. Fagin	66	Director	2005
Richard F. Mauro	59	Director	2005
Ronald D. Parker	54	Director	2004
Richard T. Phillips	49	Treasurer

     Dr. Richard H. De Voto was a founder of the Company and has been a Director of the Company since its formation in 1979. Dr. De Voto served as President of the Company from September 1979 to April 1985, and became President again in April 1987. He is President of CR Montana Corporation, CR Briggs Corporation, and CR International Corporation, each wholly owned subsidiaries of the Company. Dr. De Voto is Professor Emeritus of Geology at the Colorado School of Mines, where he taught from 1966 to 1987. Dr. De Voto was a founder of the private Australian mining firm, Canyon Resources Proprietary Ltd., which later became Delta Gold N.L., a publicly listed company of which he was a Director from 1983 to 1989.

     Gary C. Huber was a founder of the Company and served as Corporate Secretary of the Company from inception in 1979 through June 1986, as Treasurer from 1980 through December 1991, as Vice President from April 1985 to April 1987, and as Vice President-Finance since April 1987. He was elected as a Director of the Company in June 1985. Dr. Huber has been responsible for the financial operations of the Company since its inception and currently serves as Corporate Secretary.

     Leland O. Erdahl has been a Director of the Company since February 1986. He served as President and CEO of Stolar, Inc., a privately held service and communication supply company for the mining industry, from July 1987 to September 1991, and as President and CEO of Albuquerque Uranium Corporation, a privately held company engaged in the production and sale of uranium from November 1987 to January 1992. Mr. Erdahl also served as a Vice President and Chief Financial Officer of Amax Gold Inc. from March 1997 to June 1998, and in September 2001, retired as President and CEO of Nord Pacific Limited. Mr. Erdahl currently serves as a Director of Uranium Resources, Inc., a publicly held mineral resources company. Mr. Erdahl is a retired Certified Public Accountant (CPA).

     David K. Fagin has been a Director since June 2000. From May 1992 to May 1996, Mr. Fagin served as Chairman and CEO of Golden Star Resources Ltd. and from then to January 1998 as non-executive Chairman of Golden

Star Resources Ltd. From July 1997 to February 2000, he also served as Chairman and CEO of Western Exploration and Development Ltd., a privately held exploration company, and since February 2000, he has served as a consultant. Mr. Fagin has also served as President and Director of both Homestake Mining Company and Rosario Resources Corporation, and a Vice President of AMAX Inc. He currently serves as a Director of Pacific Rim Mining Company and Golden Star Resources Ltd., publicly held mining companies, as well as a Director or Trustee for the public mutual funds managed by T. Rowe Price.

     Richard F. Mauro was appointed a Director of the Company on April 9, 1999 to fill the unexpired term of a former Director. He was a co-founder and served as Executive Vice President of Castle Group, Inc., an investment management firm, from 1992 to 1997. From 1997 to 1999, he served as a consultant and attorney in private law practice and since 1999, Mr. Mauro served as a partner in the law firm of Moye Giles LLP from which he retired in 2003. In 1985 he co-founded the law firm Parcel Mauro and served as President. He was former President of Sundance Oil Exploration Company in 1985.

     Ronald D. Parker was appointed Director of the Company on October 17, 2002. From 1998 to 2002, he served as President and CEO of Apollo Gold Inc. From 1986 to 1998, he held several positions with Homestake Mining Company and its subsidiaries including Vice President of Homestake Mining Company, President of Homestake Canada, Inc., President of Prime Resources Group, Inc. and General Manager of the McLaughlin Mine. Mr. Parker currently serves as CEO of a manufacturing company, Gammill Inc.

     Richard T. Phillips was appointed Treasurer of the Company in December 1991. Initially joining the Company as Controller in July 1991, he is responsible for the Company’s cash management, risk management, and financial reporting functions. From 1988 to 1991, Mr. Phillips served as Controller for Western Gold Exploration and Mining Company, a gold mining partnership between Minorco and Inspiration Resources Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2003, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

CODE OF ETHICS

     The Company has adopted a Code of Business Conduct and Ethics (“Code”) applicable to its officers, directors, and employees, which includes the principal executive officer, principal financial officer and principal accounting officer. The Board has also adopted an additional Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Code of Business Conduct and Ethics is attached as Appendix B and is also available along with the Code of Ethics for the Chief Executive Officer and Senior Financial Officers on the Company’s website at www.canyonresources.com under the Investor Relations section. The purpose of the Code is to provide legal and ethical standards and deter wrongdoing and promote:

     1. Honest and ethical conduct;

     2. Full, fair, accurate, timely, and understandable disclosures;

     3. Compliance with laws, rules, and regulations;

     4. Prompt internal reporting of violations of the Code;

     5. Accountability for adherence to the Code.

BOARD MEETINGS AND COMMITTEES

     During the Company’s 2003 fiscal year, the Board met five times. The Board of Directors consists of six members of which the majority are independent directors as defined by the U. S. Securities and Exchange Commission and the American Stock Exchange Listings Standards. All of the Directors were present at 75% or more of the meetings of the Board and committees upon which they served that were held during their individual incumbencies. It is the policy and practice of the Company that all candidates for election at the Annual Meeting of Shareholders attend the meeting and it is strongly encouraged that all directors also attend the Annual Meeting. All Directors including all of the nominees for election at the 2003 Annual Meeting of Shareholders attended the meeting held on June 12, 2003. The standing committees of the Board of Directors are the Audit, Compensation, Nominating and Technical Committees.

     Audit Committee. The Company’s Audit Committee (“Audit Committee”) is comprised of Messrs. Erdahl (Chairman), Fagin, Mauro and Parker, all independent Directors. The Audit Committee reviews the independent public accountants’ reports and audit findings, the scope and plans for future audit programs, independence of the independent accountants, and annual financial statements. The Audit Committee also recommends the choice of independent public accountants to the full Board. The Audit Committee has the sole authority to retain and terminate the Corporation’s independent public accountants, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by the Corporation’s independent public accountants. Six Audit Committee            meetings were held in 2003. The Company’s Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s web site at www.canyonresources.com under the Investor Relations section, and is attached as Appendix A. The Board of Directors has determined that each of the members of the Audit Committee is an Audit Committee Financial Expert, as a result of their knowledge, abilities, and experience.

     Compensation Committee. The Company’s Compensation Committee (“Compensation Committee”) is currently comprised of Messrs. Mauro (Chairman), Erdahl, Fagin and Parker, all independent Directors. The Compensation Committee reviews and makes recommendations to the Board concerning the salaries paid to the Company’s officers. The Compensation Committee held one meeting in 2003.

     Nominating Committee. The Company’s Nominating Committee (“Nominating Committee”) is currently comprised of Messrs. Mauro (Chairman), Erdahl, Fagin and Parker, all independent Directors as required by the American Stock Exchange. The Nominating Committee selects and recommends nominees to the Board of Directors to be elected by shareholder vote at the Annual Meeting of Shareholders. The Nominating Committee also selects and recommends: (i) nominees to be elected by the Board of Directors to fill any Board vacancies, and (ii) nominees to be elected as corporate officers by the Board of Directors. The Company has adopted a Nominating Committee Charter which is available on the Company’s website at www.canyonresources.com under the Investor Relations section. Criteria established for the selection of candidates for the Board of Directors include: independence, integrity, understanding and acceptance of the Company’s corporate philosophy, commitment to representing the long-term interest of the shareholders and relevant experience and expertise in technical, financial, operational or management areas which would be beneficial to the Company and its shareholders. The Nominating Committee will consider for nomination to become directors any persons recommended by shareholders. The Nominating Committee held one meeting in 2003. Recommendations of individuals that meet the criteria set forth in the Nominating Committee Charter may be submitted to the Nominating Committee in care of the Secretary of the Corporation at 14142 Denver West Parkway, Suite 250, Golden, Colorado 80401.

     Technical Committee. The Company’s Technical Committee consists of Messrs. Fagin (Chairman) and Parker, both independent Directors. The Technical Committee reviews and makes recommendations to the Board of Directors concerning the advisability of proceeding with the exploration, development, acquisition or divestiture of mineral properties and/or operations as well as the review of existing operations.

SHAREHOLDER COMMUNICATIONS TO DIRECTORS

     Communications with Directors. Any shareholder may communicate directly with the Board of Directors (or any individual director) by writing to the Chairman of the Board, Canyon Resources Corporation, 14142 Denver West Parkway, Suite 250, Golden, Colorado 80401. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Provided that such communication addresses a legitimate business issue, the Company or the Chairman will forward the shareholder’s communication to the appropriate director. For any communication relating to accounting, auditing or fraud, such communication will be forwarded immediately to the Chairman of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Corporation’s previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings made by the Corporation under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Corporation under those statutes.

     The Audit Committee of the Board of Directors has oversight responsibility for the Company’s financial reporting processes and the quality of its financial reporting. In reporting this oversight function, the Audit Committee relied upon information and advice received in discussions with the Company’s management and with the auditors, PricewaterhouseCoopers LLP.

     Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

     In connection with the December 31, 2003, financial statements, the Audit Committee: (1) reviewed and discussed the audited financial statements with management including the quality of the accounting principles applied and significant judgments used in preparing the Company’s financial statements, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61, including the independent auditor’s judgment of accounting principles applied and significant judgments used in preparing the Company’s financial statements, and (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1 (Communication with Audit Committee) and discussed with the auditors the independence of PricewaterhouseCoopers LLP. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Audit Committee
Leland O. Erdahl, Chairman
David K. Fagin
Richard F. Mauro
Ronald D. Parker

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP has been the independent accounting firm that audits the financial statements of Canyon Resources Corporation and its subsidiaries since 1979. In accordance with standing policy, PricewaterhouseCoopers LLP periodically changes the personnel who work on the audit. Representatives from this firm are expected to be at the Annual Meeting to answer any appropriate questions and will have the opportunity to make a statement if they desire to do so.

     AUDIT FEES

     PricewaterhouseCoopers LLP billed the following fees in 2002 and 2003 for professional services rendered to the Company:

	2003	2002
Audit fees	$110,400	$108,525
Audit-related fees	0	0
Tax fees	0	0
All other fees	0	0

Total	$110,400	$108,525

     The Audit Committee has established procedures in order to safeguard the independence of the auditors. For any proposed engagement to perform non-audit service, (i) management and the auditor must affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (ii) management must describe the reasons for hiring the auditor to perform the services; and (iii) the auditor must affirm to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to the Chairman its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. No non-audit related services were performed by PricewaterhouseCoopers LLP in 2003.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Leland O. Erdahl, David K. Fagin, Richard F. Mauro, and Ronald D. Parker, all independent directors, currently serve as the Compensation Committee for the Board. No committee member is an officer or employee of the Company or any of its subsidiaries.

REPORT OF THE COMPENSATION COMMITTEE ON
EXECUTIVE COMPENSATION

     The report of the Compensation Committee and the performance graph that follow shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

     OVERALL POLICY

     Salary compensation of the Company’s executive officers is determined by the Board. The Compensation Committee is responsible for considering specific information and making recommendations to the full Board with respect to compensation matters. The Compensation Committee voting membership is comprised of independent directors appointed annually by the Board. The Compensation Committee’s consideration of and recommendations regarding executive compensation are guided by a number of factors described below. The objectives of the Company’s total executive compensation package are to attract and retain the best possible executive talent, to provide an economic framework to motivate the Company’s executives to achieve goals consistent with the Company’s business strategy, to provide an identity between executive and shareholder interests through stock option plans, and to provide a compensation package that recognizes an executive’s individual results and contributions in addition to the Company’s overall business results.

     Currently, there are two key elements of the Company’s executive plan consisting of base salary and stock options. The Compensation Committee makes recommendations and the Board acts on salary levels of officers and on employee stock option awards. In making recommendations concerning executive compensation, the Committee reviews individual executive performance, corporate performance, stock price appreciation, and total return to shareholders for the Company as well as a peer group of public North American gold-mining companies. The peer group of companies used for compensation analysis includes many of the selected peer group identified in the Performance Graph set forth below.

     The Compensation Committee recommends to the Board compensation levels for the President (Chief Executive Officer) and other officers of the Company. In reviewing individual performance of executives whose compensation is detailed in this Proxy Statement, the Compensation Committee takes into account the views of Richard H. De Voto, the Company’s Chief Executive Officer.

     SALARIES

     Salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison of salaries for comparable positions at other similar mining companies.

     The salary levels of the Chief Executive Officer and other officers of the Company for the following calendar year are generally established by the Board at its December meeting. Specific individual performance and overall corporate or business segment performance are reviewed in determining the compensation level of each individual officer. In a particular business unit, such unit’s financial, operating, cost containment, and productivity results are also considered. The Compensation Committee, where appropriate, also considers other performance measures, productivity, cost control, safety, environmental awareness, and improvements in relations with shareholders, employees, the public, and government regulators.

     The year of 2003 showed improvement for the Company as the gold price and our share price improved significantly, allowing the Company to raise $9.7 million in capital. The Company’s share price increased from $1.12 at its close on December 31, 2002, to $3.79 at its close on December 31, 2003, while the gold price moved from $342.75 to $417.25 in the same period. However, revenues continued to decline over the year due to lower production levels as the Briggs Mine nears the end of its mine life. The Company had a net loss of $10.0 million on revenues of $13 million. However, during the year, there were certain events that the Compensation Committee and the Board did consider to be important and successful to the Company. These areas of success for the year included:

•	Briggs Mine produced its 500,000th ounce of gold in July 2003 and a total of 36,645 ounces of gold and 11,519 ounces of silver in 2003

•	Completed redesign of the 10.9 million ounce McDonald Gold Project, by a third-party engineering firm, as low-cost, run-of-mine leach operation, with greater environmental sensitivity

•	Appealed adverse Montana District Court ruling on Seven-Up Pete Venture lawsuit on overturn of I-137 to Montana Supreme Court

•	Entered into funding agreement on El Aguila property in Oaxaca, Mexico, and drilled 69 holes (3,944 meters) which encountered continuous zone of high-grade gold/silver values in a shallow massive quartz body on the property

•	Raised a total of $9.7 million through:

•	Issuance of convertible debentures, $3.3 million

•	Sale of stock and warrants, $4.2 million

•	Exercise of warrants, $2.2 million

•	Paid off Briggs bank debt completely

     The Compensation Committee believes that the Chief Executive Officer, as well as the other officers of the Company, are strongly motivated and dedicated to the growth in shareholder value of the Company. The Compensation Committee further believes that the Chief Executive Officer, as well as the other officers of the Company, are receiving salary compensation in the mid-range of peer-group levels and that their performance incentives are heavily based on their personal shareholding and/or incentive stock options in the Company. Because of the continuing low revenues of the Company, no increases in annual cash compensation have been granted to any officers. Stock options were, however, granted to officers with the view that such awards align their interest directly with that of the shareholders.

     STOCK OPTIONS

     Under the Company’s Non-Qualified Stock Option Plan (“Non-Qualified Plan”) and the Incentive Stock Option Plan (“ISO Plan”), stock options are granted to the Company’s key employees, including the individuals whose compensation is detailed in this Proxy Statement. The Compensation Committee recommends the size of the stock option grants based on factors, including competitive compensation data, similar to those used to determine salaries.

     Stock options are intended to align the interests of the executives with those of the shareholders. To date, all stock options granted from either the Non-Qualified Plan or the ISO Plan are granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally expire after five years. This approach is designed to provide executive incentive for creation of additional shareholder value over the longer term since the benefit of the option awards cannot be realized unless stock price appreciation occurs within the option period.

     CONCLUSION

     The Company’s executive compensation is linked to individual and corporate performance and stock price appreciation. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance and returns to shareholders, recognizing that the ups and downs of the business cycle, and in particular the change in gold prices, from time to time may result in an imbalance for a particular period. The Compensation Committee adjusts for factors such as these, which are beyond an executive’s control, by exercising its qualitative judgment rather than employing strict quantitative formulas.

     This Report has been provided by the Compensation Committee.

Richard F. Mauro, Chairman
Leland O. Erdahl
David K. Fagin
Ronald D. Parker

COMPENSATION OF OFFICERS

     The following tables show compensation during the fiscal years ended December 31, 2003, 2002 and 2001, and option grants and option exercises during the fiscal year ended December 31, 2003, of those persons who were, at December 31, 2003 (i) the Chief Executive Officer and (ii) the two other most highly compensated executive officers of the Company whose total compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

		ANNUAL	LONG-TERM
		COMPENSATION	COMPENSATION
			Awards
			Securities
			Underlying	ALL OTHER
NAME AND		Salary	Options	COMPENSATION
PRINCIPAL POSITION	YEAR	($)	(#)	($)(1)
Richard H. De Voto	2003	200,000	150,000 (2)	6,000
President, CEO	2002	200,000	75,000	6,000
	2001	200,000	75,000	5,100
Gary C. Huber	2003	152,250	100,000 (3)	4,567
Vice President-	2002	152,250	50,000	4,567
Finance	2001	152,250	50,000	4,567
Richard T. Phillips	2003	110,000	50,000 (4)	3,300
Treasurer	2002	110,000	25,000	3,300
	2001	110,000	25,000	3,300

(1)	Amounts included in All Other Compensation were paid pursuant to the Company’s 401(k) plan.

(2)	Includes a grant of an option to purchase 120,415 shares which is subject to shareholder approval of the Amended and Restated Non-Qualified Stock Option Plan.

(3)	Includes a grant of an option to purchase 70,415 shares which is subject to shareholder approval of the Amended and Restated Non-Qualified Stock Option Plan.

(4)	Includes a grant of an option to purchase 20,415 shares which is subject to shareholder approval of the Amended and Restated Non-Qualified Stock Option Plan.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable
					Value at Assumed Annual
					Rates of Stock Price
					Appreciation
INDIVIDUAL GRANTS					for Option Term
	Number of Securities	Percent of Total
	Underlying Options	Options Granted to	Exercise or
	Granted	Employees in Fiscal	Base Price	Expiration
Name	(#) (1)	Year	($/Share)	Date	5% ($)	10% ($)
Richard H. De Voto	150,000 (2)	28.4	3.38	12/10/08	140,075	309,529
Gary C. Huber	100,000 (3)	19.0	3.38	12/10/08	93,383	206,352
Richard T. Phillips	50,000 (4)	9.5	3.38	12/10/08	46,692	103,176

(1)	Options were granted on December 11, 2003, at an exercise price equal to the Common Stock closing price as quoted on AMEX on the grant date.

(2)	Includes a grant of an option to purchase 120,415 shares which is subject to shareholder approval of the Amended and Restated Non-Qualified Stock Option Plan.

(3)	Includes a grant of an option to purchase 70,415 shares which is subject to shareholder approval of the Amended and Restated Non-Qualified Stock Option Plan.

(4)	Includes a grant of an option to purchase 20,415 shares which is subject to shareholder approval of the Amended and Restated Non-Qualified Stock Option Plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES (1)

			Number of Securities Underlying			Value of Unexercised
			Unexercised Options at FY-End			In-The-Money Options at FY-End
	Shares Acquired on		(#)			($)
	Exercise	Value Realized
Name	(#)	($)(2)	Exercisable		Unexercisable	Exercisable	Unexercisable
Richard H. De Voto	—	—	300,000	(3)	75,000	467,250	198,000
Gary C. Huber	25,000	63,000	250,000	(4)	50,000	451,000	132,000
Richard T. Phillips	37,500	87,150	100,000	(5)	25,000	155,750	66,000

(1)	Based on the closing price of $3.79 of the Common Stock as quoted on AMEX at 12/31/03.

(2)	Market value of underlying securities at exercise date minus the exercise price.

(3)	Includes 120,415 underlying shares subject to shareholder approval of the Non-Qualified Stock Option Plan.

(4)	Includes 70,415 underlying shares subject to shareholder approval of the Non-Qualified Stock Option Plan.

(5)	Includes 20,415 underlying shares subject to shareholder approval of the Non-Qualified Stock Option Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

     The following table provides information with respect to the Company’s equity compensation plans as of December 31, 2003.

			NUMBER OF
			SECURITIES
			REMAINING
	NUMBER OF SECURITIES	WEIGHTED AVERAGE	AVAILABLE FOR
	TO BE ISSUED UPON	EXERCISE PRICE OF	FUTURE ISSUANCE
	EXERCISE OF	OUTSTANDING	UNDER EQUITY
	OUTSTANDING OPTIONS,	OPTIONS, WARRANTS	COMPENSATION PLANS
PLAN CATEGORY	WARRANTS AND RIGHTS	AND RIGHTS	(1)
Equity compensation plans approved by security holders	1,343,026 (2)	$1.89	28,453
Equity compensation plans not approved by security holders	—	—	—
Total	1,343,026	$1.89	28,453

(1)	Excluding securities reflected in first column.

(2)	Includes grants with 232,075 underlying shares which are subject to shareholder approval for an increase in the aggregate shares under the Non-Qualified Plan. The Company has set forth a proposal herewith to increase the shares under the Plan for vote by the shareholders. The grants will become null and void if the Company’s shareholders fail to approve an increase in the aggregate number of shares under the Plan.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph shows the cumulative total shareholder return on the Company’s Common Stock for the period December 31, 1998, through December 31, 2003, compared to the cumulative total return of three other stock market indices: i) the AMEX Market Value Index, ii) an index comprised of a group of peer companies engaged in precious metal mining, and iii) the Standard and Poor’s Gold Index.

     The peer group of North American mining companies includes data from seven companies, all of which are listed on NASDAQ, AMEX, or NYSE. The seven companies are: Kinross Gold Corporation, Bema Gold Corporation, Coeur d’Alene Mines Corporation, Crown Resources Corporation, Glamis Gold Ltd., Hecla Mining Company, and Vista Gold Corp. The Standard and Poor’s Gold Index includes data from the following North American gold mining companies: Barrick Gold Corporation, Newmont Gold Company, and Placer Dome Inc.

Total Return Analysis

	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
Canyon Resources Corp.	$100.00	$125.00	$99.99	$103.00	$112.00	$379.00
S&P Gold	$100.00	$96.67	$79.62	$90.04	$113.93	$191.66
Amex Market Value Index	$100.00	$117.76	$108.83	$103.66	$88.76	$107.24
Peer Group	$100.00	$68.72	$28.68	$50.87	$180.00	$341.98

Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.

COMPENSATION OF DIRECTORS

     During 2003, the Company paid its directors who are not officers, employees, or otherwise retained by the Company an annual director’s fee of $5,000, plus $1,000 for each attended meeting of the Board ($250 for each telephonic meeting) and $500 for each Compensation and Audit Committee meeting. The Chairman of the Audit Committee received an additional $2,000 of compensation, and the Chairman of the Compensation Committee and Technical Committee each received an additional $1,000 of compensation. The Company reimburses its directors for expenses incurred in attending meetings.

     During 2003, Leland O. Erdahl, David K. Fagin, Richard F. Mauro and Ronald D. Parker were each granted options to purchase 10,000 shares of Common Stock at an exercise price of $1.38 per share that are exercisable as of June 12, 2004, and which expire on June 12, 2008. The options were granted under the Company’s Non-Qualified Stock Option Plan with an exercise price equal to the closing market price of the Common Stock on the date of grant.

     The Company’s compensation for directors that are neither officers nor employees had remained static since 1994. Starting in 2004, the independent director’s compensation was modified to bring it in line with similar sized organizations and to reflect the recently added duties and responsibilities of independent board members. Starting in 2004, independent directors are entitled to receive $10,000 per year and a fee of $1,000 per meeting of the Board of Directors and $500 per committee meeting that the director is a member of and attends. In recognition of the additional time and effort required by the chairman of the Audit Committee, an additional $5,000 annual fee is paid. The chairman of the Compensation Committee and the Technical Committee will continue to receive an annual fee of $1,000. In addition, if the Company’s Amended and Restated Non-Qualified Stock Option Plan is approved by shareholders as described below, each of the independent directors will annually receive options to purchase 20,000 shares of the Company’s stock at the market price at the date of the grants, which date will be the day prior to each annual meeting date. These options will be exercisable for a period of ten years from the date of grant.

     CHANGE IN CONTROL ARRANGEMENT

     The Company has entered into employment agreements with three executive employees, Messrs. De Voto, Huber, and Phillips which the employment agreements are only effective in the event of a “change in control” of the Company, as defined in the employment agreements. Upon the occurrence of such a change in control, the Company has agreed to continue the executives’ employment and the executives have agreed to remain in the Company’s employ for a period ranging from six to twenty-four months after such change in control (the “Employment Period”). During the Employment Period, the executive shall receive a prorated annual base salary at least equal to twelve times the highest monthly base salary paid to the executive by the Company during the twelve-month period immediately preceding the month in which the change of control occurs. Further, under the agreement, the executive may terminate the employment agreement for “good reason.” If terminated for good reason, the executive is entitled to receive any accrued obligations to such executive plus the executive’s salary payable for the remainder of the Employment Period. “Good reason” is defined in the agreement to include: (i) a significant diminution of the executive’s duties, (ii) a failure of the Company to pay salary and other amounts due under the agreement, (iii) requiring the executive to move beyond a 20 mile radius of the Company’s principal office, (iv) an unauthorized termination of the executive, or (v) failure of the Company to require any successor company to honor the provisions of the employment agreement.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED
INCENTIVE STOCK OPTION PLAN

     This section summarizes the proposal to approve the Amended and Restated Incentive Stock Option Plan which is also attached as Appendix C. All share amounts described in this section which are for periods from 1999 and earlier, have been adjusted for the 1-for-4 reverse split approved by shareholders in early 2000.

     The Company is asking shareholders to approve the Amended and Restated Incentive Stock Option Plan. The proposed amendments will enable the Company to: (i) continue to use the Incentive Stock Option Plan to assist in recruiting, motivating and retaining talented employees to help achieve the Company’s business goals in a structure that gives shareholders greater control over use of the Incentive Stock Option Plan; and (ii) continue to receive a federal income tax deduction for certain disqualifying dispositions under the Incentive Stock Option Plan. If shareholders approve the Amended and Restated Incentive Stock Option Plan, it will replace the current version of the Incentive Stock Option Plan.

     By approving this proposal, shareholders approve amendments to the Incentive Stock Option Plan to:

1.	Increase the total number of shares available for issuance under the Plan by 1,500,000 shares;

2.	Require shareholder approval before decreasing the price of any outstanding stock options; and

3.	Extend the term of the Plan from 2008 to 2014.

The proposal also amends the Incentive Stock Option Plan in a number of minor ways that the Company does not consider to be material. Shareholders should review the entire Amended and Restated Incentive Stock Option Plan that is attached hereto as Appendix C.

     On March 11, 2004, the Company’s Board of Directors unanimously approved a resolution to amend and restate the Incentive Stock Option Plan and to place before the shareholders a vote to approve the Amended and Restated Incentive Stock Option Plan (the “ISO Plan”). The ISO Plan was originally approved by the Board of Directors in 1982. Amendments to the ISO Plan were subsequently adopted by the Board of Directors and approved by shareholders on June 17, 1993 and June 16, 1994. The ISO Plan, before the currently proposed amendment and restatement, authorizes the issuance of options for an aggregate, from the date of inception, of up to 1,125,000 shares of authorized and unissued Company common stock.

     Because, as of April 20, 2004, only 28,453 of the present 1,125,000 share authorization remain available for option grants, and because the Board of Directors believes that the purposes for which the ISO Plan was adopted and approved remain valid and will contribute to the long-term success of the Company, the Board of Directors recommends that the shareholders approve the amendment of the ISO Plan that will result in an increase of shares under the ISO Plan from 1,125,000 to 2,650,000 shares.

     The Board of Directors believes that the ISO Plan has been an increasingly effective tool in the past few years in hiring and keeping quality management, professional and staff personnel. The Board of Directors, through the Compensation Committee, has expanded the use of stock options to offer options as an incentive at the time of hiring of management personnel and to offer options to a greater number of employees besides those in upper management of the Company.

     The Company has no pension or retirement plan, other than a modest salary deferral plan established under the provisions of Section 401(k) of the Internal Revenue Code. Under the provisions of that plan, the

Company matches up to the first three (3) percent of salary elected to be deferred by the employee, which matching contribution vests in increments over a period of five years. Salaries paid by the Company are not among the highest in the industry and historically have been low by industry standards, particularly during times when the capital resources of the Company were low. While the Company does provide certain other benefits in addition to salary, the Board of Directors believes that the use of stock options is an integral and important component of the compensation afforded by the Company to its management and employees and is essential to maintaining quality management within the Company.

     No options may be granted under the existing ISO Plan after March 19, 2008 and, if the Amended and Restated Incentive Stock Option Plan is approved by shareholders, no option may be granted after March 10, 2014. By its terms, the ISO Plan may be amended or discontinued by the Board of Directors at any time, except with respect to any options then outstanding; provided that without shareholder approval, no amendment may change the aggregate number of shares that may be issued under the ISO Plan and, if the Amended and Restated Incentive Stock Option Plan is approved, no outstanding option price can be decreased. In addition, no amendment may change the designation or class of employees eligible to receive options or remove the administration of the ISO Plan from a committee appointed by the Board of Directors to administer the ISO Plan without shareholder approval. Options granted under the ISO Plan are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code and to meet the provisions of Rule 16b-3 of the Securities Exchange Act of 1934.

     The ISO Plan was adopted and approved in order that certain employees of the Company or its subsidiaries could be given an inducement to acquire a proprietary interest in the Company, to gain an added incentive to advance the interests of the Company, and to remain in the Company’s employ.

     Options may be granted under the ISO Plan to any employee of the Company or any subsidiary of the Company, including those who may be directors of the Company. There are approximately 27 persons who are eligible for participation in the ISO Plan.

     The Compensation Committee administers the ISO Plan and, among other things, designates which eligible persons will receive options, the number of shares to be covered by each option, the time during which each option may be exercised, and any conditions to exercise. Options granted under the ISO Plan may not have a term longer than ten years or an exercise price of less than 100% of the fair market value of the Company’s stock on the date of grant (110% if the optionee owns more than ten percent of the total voting shares of the Company). The ISO Plan does not establish criteria to be followed by the committee in determining the size of any option granted, but, rather, leaves such determination to the committee’s discretion.

     Subject to the limitations of the ISO Plan and the specific grant in issue, options granted under the ISO Plan are exercisable for a period of up to ten years. Prior to 2003, most of the options issued under the ISO Plan could not be exercised until two years following the grant date, or such later time as the option grant determines; provided that this limitation may not apply to the exercise of an option pursuant to the terms of the relevant grant upon the optionee’s death or total and permanent disability. Most of the options issued to date under the ISO Plan must be exercised within five (5) years from the date of grant.

     Notice of exercise of options under the ISO Plan must be in writing. An option under the ISO Plan can be exercised in whole or in part and the purchase price for the optioned shares must be paid in cash or certified funds; provided that payment may be made by delivery of other shares of common stock of the Company having a fair market value equal to the option price. Shares presented for payment must have been previously owned by the optionee for at least six months and only if the committee specifically permits an employee to do so and includes such right in the employee’s option agreement.

     The following table summarizes the presently outstanding options issued pursuant to the ISO Plan as of April 20, 2004:

NAME OF GROUP	NUMBER
Richard H. De Voto, President, CEO	254,585
Gary C. Huber, Vice President-Finance	179,585
Richard T. Phillips, Treasurer	104,585
All current executive officers as a group	538,755
All current directors, who are not executive officers	—
All employees, excluding executive officers	97,170
Persons owning more than 5% of outstanding options:
Richard H. De Voto	254,585
Gary C. Huber	179,585
Richard T. Phillips	104,585
James E. Volberding	49,585
Each of the two nominees for director:
Richard H. De Voto	254,585
Ronald D. Parker	—

FEDERAL INCOME TAX CONSEQUENCES

     An optionee will not be deemed to receive any income at the time an incentive stock option is granted or exercised, although the exercise may give rise to alternative minimum tax liability for the optionee. If an optionee does not dispose of the shares acquired on exercise of an incentive stock option within the two-year period beginning on the day after the date of the grant of the option or within the one-year period beginning on the date after the date of the transfer of the shares to the optionee, the gain (if any) on a subsequent sale (i.e., the excess of the proceeds received over the option price) will be long term capital gain and any loss the optionee may sustain on such sale will be long term capital loss.

     If the optionee disposes of the shares within the two-year or one-year period referred to above, the disposition is a “disqualifying disposition,” and the optionee will generally realize ordinary income taxable as compensation in the year of the disqualifying disposition to the extent of the excess of the fair market value of the shares on the date of purchase over the option price, and the balance, if any, will be long term or short term capital gain depending, generally on whether the shares were held more than one year after the incentive stock option was exercised. To the extent the optionee recognizes compensation income with respect to a disqualifying disposition, the Company will be entitled to a corresponding deduction, subject to general rules relating to reasonableness of compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE APPROVAL OF THE AMENDED AND RESTATED INCENTIVE STOCK
OPTION PLAN.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED
NON-QUALIFIED STOCK OPTION PLAN

     This section summarizes the proposal to approve the Amended and Restated Non-Qualified Stock Option Plan which is also attached as Appendix D.

     The Company is asking the shareholders to approve the Amended and Restated Non-Qualified Stock Option Plan. The proposed amendment will enable the Company to continue to use the Non-Qualified Stock Option Plan to assist in recruiting, motivating, and retaining experienced and talented directors and key individuals to help achieve the Company’s business goals.

     By approving this proposal, the shareholders approve amendments to the Non-Qualified Stock Option Plan to:

1.	Increase the total number of shares available for issuance under the Plan by 1,500,000 shares;

2.	Require all grants to be at an exercise price of at least 100 percent of fair market value (an increase from the current 50 percent minimum);

3.	Provide for administration of the Plan by the Compensation Committee rather than the Board of Directors;

4.	Require shareholder approval before:

a.	increasing shares that may be issued under the Plan;

b.	decreasing the purchase price of an outstanding option;

c.	removing Plan administration from the Compensation Committee;

5.	Increase the independent director’s automatic annual option grant to 20,000 shares that are priced at fair market value, which option will be exercisable for a period of up to ten years from the date of grant;

6.	Eliminate the requirement that options under the Plan are not exercisable until at least six months following the date of grant;

7.	Extend the term of the Plan from 2004 to 2014.

The proposal also amends the Non-Qualified Stock Option Plan in a number of minor ways that the Company does not consider to be material. Shareholders should review the entire Amended and Restated Non-Qualified Stock Option Plan that is attached as Appendix D.

     On March 11, 2004, the Board unanimously approved a resolution to amend and restate the Non-Qualified Stock Option Plan and to place before the shareholders a vote to approve the Amended and Restated Non-Qualified Stock Option Plan (the “Plan”). All share amounts described in this section that are for periods from 1999 and earlier have been adjusted for the 1-for-4 reverse split approved by shareholders in early 2000.

     As of April 20, 2004, the Non-Qualified Stock Option Plan contains 40,063 shares available for option grants to directors or other key individuals.

     On December 11, 2003, the Board made certain grants of non-qualified options covering 232,075 shares of common stock at an exercise price of $3.38 per share, which was the market price per share on the date of grant. These grants included grants made to the following individuals: 120,415 share options to Richard H. De Voto, the President, a director and Chairman of the Board; 70,415 share options to Gary C. Huber, Vice President-Finance, Corporate Secretary and a director; and 20,415 share options to Richard T. Phillips, the Treasurer. All of the grants were made subject to shareholder approval of the Amended and Restated Non-Qualified Stock Option Plan (which approval will increase the number of option shares available under the Non-Qualified Stock Option Plan as described above), and none of the subject options may be exercised until such shareholder approval is obtained. A vote to approve the Amended and Restated Non-Qualified Stock Option Plan is also effectively a vote to ratify and approve the grant of these stock options.

     The Non-Qualified Stock Option Plan (the “Plan”) was adopted by the Board on March 20, 1989 and became effective June 15, 1989. The Company originally reserved 48,000 shares of its Common Stock for issuance under the Plan, and in 1992 the shareholders approved an increase in the number of shares reserved for issuance under the Plan to 125,000, and in 1995, the shareholders approved an increase in the shares reserved for issuance under the Plan to 187,500, and in 1999, the Board increased the shares available to 437,500 and in 2002, the Board increased the Plan to 687,500. If approved by the shareholders, the Amended and Restated Non-Qualified Stock Option Plan increases the reserved shares for issuance to 2,187,500. The term of the Amended and Restated Non-Qualified Stock Option Plan is through March 10, 2014, except as to options previously granted and outstanding under the Plan at that time. No options shall be granted after the date the Plan terminates. Except as required by shareholder vote, the Plan may be amended, abandoned, or terminated at any earlier time by the Board except with respect to any options then outstanding. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code.

     The purpose of the Plan is to advance the interests of the Company and its shareholders by affording key persons, upon whose judgment, initiative, and efforts the Company may rely for the successful conduct of its businesses, an opportunity for investment in the Company and the incentive advantages inherent in the stock ownership in the Company.

     The Plan is designed to attract and retain the services of qualified and capable individuals and encourage superior performance by those persons. Options under the Plan may be granted to directors, consultants, and key employees of the Company and its subsidiaries and affiliates who are responsible for the Company’s growth and profitability. There is no limit on the number of eligible participants in the Plan.

     The Plan is administered by the Compensation Committee. The Compensation Committee may grant options on such terms as they determine, including, but not limited to: (i) the number of shares of common stock to be subject to each option, (ii) the time at which each option is to be granted; (iii) whether an option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the option shares, subject to a limitation that the purchase price cannot be less than 100% of fair market value; (v) the option period, and (vi) the manner in which the option becomes exercisable. The committee also determines the form of option agreement to evidence each option.

     The committee may, from time to time, adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interest of the Company and may make such changes in and additions to the Plan as it may deem proper, provided that no such change or addition shall impair any previously granted option under the Plan.

     The exercise price of the option may not be less than 100% of the fair market value of the Common Stock at the time of grant. Options not exercised in the first year they are exercisable may be exercised in a subsequent year, subject to all restrictions of the Plan and the specific grant.

     Subject to the limitations of the Plan and the specific grant in issue, options granted under the Plan are exercisable for a period of up to ten (10) years.

     On May 17, 1995, shareholders approved an amendment to the Plan modifying the method of granting stock options to non-employee directors. Previously, options were granted only every three years to the two directors who were not then serving on the Compensation Committee or who had not served on the Compensation Committee within the previous twelve months. For ease of administration and to remove inequities which have resulted from time to time in awarding options over periods of a fluctuating gold market, the amendment provided for the grant to each of the non-employee directors of options to purchase 10,000 shares each year as of the date which is one day prior to the date set for each annual meeting of shareholders and with an exercise price equal to the closing price on the date of the grant. The proposed Amended and Restated Non-Qualified Stock Option Plan increases the annual grant to 20,000 shares and increases the option exercise period from five years to ten years.

     As of April 20, 2004, there were 40,063 shares remaining available under the Plan. In order to provide for continuity of the Plan and provide for the ongoing incentives for directors, consultants and key employees which the Plan has afforded, the Board, on March 11, 2004, approved a resolution to amend the Plan to increase the amount of shares available under the Plan from 687,500 to 2,187,500.

     The following table summarizes the presently outstanding options issued pursuant to the Non-Qualified Stock Option Plan:

NAME OF GROUP	NUMBER
Richard H. De Voto, President, CEO	120,415	(1)
Gary C. Huber, Vice President-Finance	120,415	(1)
Richard T. Phillips, Treasurer	20,415	(1)
All current executive officers as a group	261,245	(1)
All current directors, who are not executive officers	60,000
All associates of current directors	—
All employees, excluding executive officers	220,356	(2)
Persons owning more than 5% of outstanding options:
Richard H. De Voto	120,415	(1)
Gary C. Huber	120,415	(1)
John C. Doody	199,526
Each of the two nominees for director:
Richard H. De Voto	120,415	(1)
Ronald D. Parker	10,000

(1)	Includes 120,415 share options held by Richard H. De Voto, 70,415 share options held by Gary C. Huber, and 20,415 share options held by Richard T. Phillips that are subject to shareholder approval of the Amended and Restated Non-Qualified Stock Option Plan as described above.

(2)	Includes 20,830 share options held by two key employees which are not executive officers and which are subject to shareholder approval of the Amended and Restated Non-Qualified Stock Option Plan as described above.

FEDERAL INCOME TAX CONSEQUENCES

     An optionee will not be deemed to receive any income at the time a non-qualified stock option is granted. Exercise of an option issued under the Non-Qualified Plan will generally result in the recognition of ordinary income equal to the difference between the option price and the fair market value of the common stock purchased.

     The Company will be entitled to a deduction upon an optionee’s exercise of an option under the Non-Qualified Plan in an amount equal to the income which the Optionee must recognize at that time.

     Stock acquired pursuant to the exercise of an option will have a basis equal to the purchase price of the stock, plus any income recognized at the time of purchase. A subsequent disposition of such stock will be subject to the rules generally applicable to sales of stock, i.e., gain or loss will be recognized equal to the difference between the amount realized on the sale and the stock’s basis.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
APPROVAL OF THE AMENDED AND RESTATED NON-QUALIFIED STOCK
OPTION PLAN.

RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has selected PricewaterhouseCoopers LLP (“PWC”) as the independent auditors for the Company and its subsidiaries for the fiscal year 2004, after evaluation of audit quality, fees, independence and other relevant factors.

     The Company is asking the shareholders to ratify the appointment of PWC as independent auditors. If shareholders fail to ratify the appointment of PWC, the Audit Committee may reconsider this appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from shareholders during the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE
COMPANY’S INDEPENDENT AUDITORS.

SHAREHOLDER PROPOSALS

     Proposals by shareholders of the Company to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company no later than January 1, 2005, to be included in the Company’s Proxy Statement and proxy for that meeting. If a shareholder intends to submit a proposal at the meeting that is not included in the Company’s proxy statement, and the shareholder fails to notify the Company prior to March 18, 2005 of such proposal, then the proxies appointed by the Company’s management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which such meeting is held. The proponent must own 1% or more of the outstanding shares or $2,000.00 in value of the Company’s Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

ANNUAL REPORT

     The Annual Report to Shareholders concerning the operation of the Company during the fiscal year ended December 31, 2003, including audited financial statements for the year then ended, has been enclosed with this Proxy Statement. The Annual Report is not incorporated in this Proxy Statement and is not to be considered a part of the soliciting material.

OTHER MATTERS

     The Board knows of no other special business to be presented at the Meeting. If other matters properly come before the Meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     UPON A WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED COMMON STOCK OF THE COMPANY LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON APRIL 20, 2004. ANY REQUEST BY A SHAREHOLDER FOR THE COMPANY’S ANNUAL REPORT ON FORM 10-K SHOULD BE MAILED TO THE COMPANY’S SECRETARY, C/O CANYON RESOURCES CORPORATION, 14142 DENVER WEST PARKWAY, SUITE 250, GOLDEN, COLORADO 80401.

By Order of the Board of Directors

Gary C. Huber
April 29, 2004	Corporate Secretary

Appendix A

Canyon Resources Corporation

Audit Committee Charter

STATEMENT OF POLICY

The purpose of the Audit Committee is to assist the Board of Directors in discharging its responsibilities with respect to the accounting policies, internal controls, and financial reporting of the Company. The Audit Committee is also responsible for monitoring compliance with applicable laws and regulations, standards of ethical business conduct, and the systems of internal controls. The Audit Committee shall have the authority to retain special legal, accounting, or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

MEMBERSHIP REQUIREMENTS

The Audit Committee shall consist of at least three directors. All members of the Committee shall be independent as defined by Section 10A-3(b)(1) of the Exchange Act, and the American Stock Exchange rules. Each member is to be financially literate and at least one member must have accounting or related financial management expertise and be deemed by the Board of Directors as an Audit Committee Financial Expert. Audit Committee members will be appointed annually. The guidelines issued by the Securities and Exchange Commission and the American Stock Exchange will be followed to determine independence. Statements regarding independence shall be submitted by each member of the Audit Committee annually, prior to their appointments.

RESPONSIBILITIES

The primary responsibility for financial and other reporting, internal controls and compliance with laws and regulations and ethics rests with the management of the Company. However, the Board has determined that:

A.	The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

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B.	Any engagement of the independent auditor to perform services other than audit, review and attest services must be approved by the Audit Committee. In order to safeguard the independence of the auditor, for any proposed non-audit engagement: (i) management and the auditor must affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (ii) management must describe the reasons for hiring the auditor to perform the services; and (iii) the auditor must affirm to the Audit Committee that it is qualified to perform the services.

C.	The Company’s independent auditor shall report directly to the Audit Committee.

D.	The Audit Committee is responsible for resolving any disagreements between the Company’s management and independent auditor regarding financial reporting.

E.	The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

F.	The Audit Committee may engage independent counsel and other advisers as it determines necessary to carry out its duties.

G.	The Audit Committee may use funds from the Company to (i) compensate any independent auditor engaged by the Audit Committee for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensate any advisers employed by the Audit Committee, and (iii) pay for any ordinary administrative expenses of the Committee that are necessary to carry out its duties.

SPECIFIC DUTIES

The Audit Committee has the following specific duties and reporting requirements:

1.	The Audit Committee shall meet on a regular basis and call special meetings as circumstances require.

2.	The Audit Committee shall report its activities to the Board on a regular basis, such as after each meeting, so that the Board is kept informed of its activities on a current basis.

3.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

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4.	Assure that the Charter is published in the proxy statement at least once every three years.

5.	Review and recommend to the Board the independent auditors to be selected to audit the financial statements of the Corporation, its divisions and its subsidiaries.

6.	Receive periodic reports and/or disclosures from the independent auditors required by ISB Standard No. 1 delineating all relationships with the Company, review any disclosed relationships that may impact the objectivity and independence of the auditors, and recommend that the Board take appropriate action in response to the independent auditors’ report to satisfy itself of the auditors’ independence.

7.	Approve the fees of the independent auditors budgeted for each year.

8.	Evaluate the performance of the independent auditors.

9.	Review with management and the independent auditors, the Company’s annual financial statements, related footnotes and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

10.	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

11.	Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors. Discussions should also include communication of any matters as required by SAS 61.

12.	Review with management and the independent auditors major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

13.	Review with the independent auditors and the Company’s financial management, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new and more detailed controls or procedures are desirable.

14.	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the

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Corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

15.	Review, with the Company’s outside counsel when appropriate, any legal matters that may have a material impact on the organization’s financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

16.	Review with the independent auditor any problems or difficulties the auditors may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include any difficulties encountered in the course of the audit work including any restrictions on the scope of activities or access to required information.

17.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s By-Laws and other adopted policies and procedures.

18.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

19.	The Audit Committee shall instruct the independent auditors that, if any significant problems are uncovered or if there are any areas that require its special attention, the chairman of the Audit Committee is to be so advised.

20.	The Audit Committee shall obtain from management explanations for all significant variances in the financial statements between years. The Audit Committee should consider whether the data are consistent with the Management’s Discussion and Analysis (MD&A) section of the annual report.

21.	The Audit Committee shall determine the open years on federal income tax returns and whether there are any significant items that have been or might be disputed by the IRS, and inquire as to the status of the related tax reserves.

22.	The Audit Committee and the Board of Directors shall consider whether the independent auditors should meet with the full Board to discuss any matters relative to the financial statements and to answer any questions that other Directors may have.

23.	Complete the required communication with the Securities and Exchange Commission or other regulatory agencies regarding member independence, member expertise, and annual review and reassessment of the Charter.

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24.	Investigate any matter brought to the Audit Committee’s attention within the scope of its duties, with the power to retain outside counsel, accountants, or others to assist in the conduct of the investigation if the Audit Committee deems appropriate.

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Appendix B

Canyon Resources Corporation

Code of Business Conduct and Ethics

PURPOSE

     This Code of Business Conduct and Ethics (this “Code”) contains the policies that relate to the legal and ethical standards of conduct of directors (with respect to their director related activities), officers, employees and agents (collectively, “Employees”) of Canyon Resources Corporation and its subsidiaries (collectively, the “Company”). This Code sets forth the Company’s expectations regarding the conduct of the Company’s employees while acting on the Company’s behalf and also provides guidelines regarding administration of the Code.

POLICY

     Each Employee is responsible for maintaining the highest standards of ethical conduct as well as personal and professional integrity in keeping with the Company’s reputation for honesty, integrity and the highest professional ethics. Each employee has the personal responsibility to adhere to the standards set forth in this Code and apply them in good faith and with reasonable business judgment when dealing with other employees, the public, the business community, shareholders, customers, suppliers and governmental and regulatory authorities. Any employee who does not adhere to these standards is acting outside the scope of employment or agency.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS (INCLUDING INSIDER TRADING LAWS)

     The Company requires that all laws applicable to it or the conduct of its business, regardless of where located, be observed. If a law conflicts with a policy in this Code, the law must be followed; however, if a local custom or policy conflicts with this Code, this Code must be followed. Obeying the law both in letter and in spirit is the foundation upon which the Company’s ethical standards are built. Although employees of the Company are not expected to know every law that is applicable to the Company, it is important that employees know enough to ask questions and seek advice if they have any doubt regarding the legality of an action taken, or not taken, on behalf of the Company.

     Purchasing or selling, whether directly or indirectly, securities of the Company while in possession of material non-public information is both unethical and illegal. Employees are also prohibited by law from disclosing material non-public information to others who might use such information to directly or indirectly place trades in the Company’s securities. Employees shall not recommend the purchase or sale of the Company’s securities.

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     Pursuant to Section 16 of the Rules and Regulations of the Securities Exchange Act of 1934, most purchases or sales of securities of the Company by directors, executive officers, and 10% shareholders must be disclosed within two business days of the transaction. Employees who are subject to these reporting requirements must comply with the Company’s Policy on securities trading.

CONFIDENTIALITY

     Employees shall maintain the confidentiality of information entrusted to them by the Company, except when disclosure is specifically authorized or legally mandated. Confidential information includes all non-public information that if disclosed might be of use to competitors, or otherwise harmful to the Company including but not limited to, compensation information, financial information, pending projects and proposals, as well as exploration and development strategies. The Company’s business affairs should not be discussed with anyone outside the Company, except when required in the normal course of business. Confidential information also includes all non-public information that is learned about the Company’s suppliers that is not in the public domain. The obligation to preserve confidential information shall continue throughout the Employee’s term of employment and even after employment or agency with the Company ends. Any documents, papers, records, or other tangible items that contain trade secrets or proprietary information are the property of the Company and copying, reproducing or distributing of confidential information in any manner must be authorized by management.

CONFLICTS OF INTEREST

     A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the Company as a whole. This situation can arise when an Employee takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest also arise when an employee, or a member of his or her family or household, receives improper personal benefits as a result of his or her position in the Company.

     It is almost always a conflict of interest for an employee to work simultaneously for a competitor or supplier. No employee is permitted to work for a competitor as a consultant. The best policy is to avoid any direct or indirect business connection with the Company’s customers, suppliers or competitors, except on the Company’s behalf.

     Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors. The Company respects the right of employees and directors to take part in financial business, and other activities outside of their jobs. These activities, however, must be free of conflict with the responsibilities required to perform as employees and directors. Any employee who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel.

CORPORATE OPPORTUNITIES

     Employees and directors owe a duty to the Company to advance its legitimate interests. Employees and directors are prohibited from (i) taking for themselves personally opportunities that are discovered through the use of corporate property, information or position, unless the Company has

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already been offered the opportunity and declined it; (ii) using corporate property, information, or position for personal gain; and (iii) competing with the Company.

FAIR DEALING

     Employees should endeavor to deal fairly with the Company’s suppliers, competitors and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

GIFTS

     The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with suppliers or others. No gift or entertainment should ever be offered, given, provided or accepted by any employee or family member of an employee unless it: (i) is a non-cash gift consistent with customary business practices, (ii) is not intended to be a bribe or payoff and (iii) does not violate any laws or regulations. If any employee has a question in this regard, the employee shall consult with supervisors or officers on the appropriateness of any gifts or proposed gifts.

PROTECTION AND PROPER USE OF COMPANY ASSETS

     Employees should protect the Company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. All Company assets should be used for legitimate business purposes. Company assets and equipment should only be used for Company business, although incidental personal use of assets may be permitted with approval of supervisors or officers.

COMPANY RECORDS

     All Company books, records, accounts, funds and assets must be maintained to reflect fairly and accurately the underlying transactions and disposition of Company business in reasonable detail. No accounting entries will be recorded that intentionally conceal, disguise or misrepresent the true nature of any transaction involving the Company.

     In this respect, the following guidelines must be followed:

•	No undisclosed, unrecorded, or “off book” funds or assets should be established for any purpose;

•	No false or fictitious invoices should be paid or created;

•	No false or artificial entries should be made or misleading reports issued; and

•	Assets and liabilities of the Company shall be recognized and reported on the Company’s financial statements in accordance with the Company’s standard practices and generally accepted accounting principles.

     If an employee believes that the Company’s books and records are not being maintained in accordance with these requirements, the employee should report the matter directly to his or her

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supervisor, the Company’s Chief Executive Officer or the Chairman of the Audit Committee of the Board of Directors or through the Complaint and Concern Procedures established for anonymous submission by employees.

NON-DISCRIMINATION POLICY

     Employees shall comply with the Company’s EEO/Unlawful Harassment Policy set forth in the Company’s Employee Handbook (as amended from time to time).

FOREIGN CORRUPT PRACTICES ACT AND POLITICAL CONTRIBUTIONS

     Under no circumstances shall any activity be authorized or undertaken by an employee that violates the provisions of the Foreign Corrupt Practices Act (the “FCPA”), federal and state election laws, bribery, or other applicable domestic or foreign laws. Generally, the FCPA prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.

     In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy, but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. To determine whether a gift or gratuity to be made on behalf of the Company complies with applicable laws or this Code, employees should seek guidance from the Company.

     To establish restrictions with regard to Company participation in the political system as imposed by law, the following guidelines will be followed:

•	No funds, assets, or services of the Company will be used for political contributions, directly or indirectly, unless allowed by applicable foreign and U.S. law and approved in advance by the Board of Directors.

•	Company contributions to support or oppose public referenda or similar ballot issues are only permitted with advance approval of the Board of Directors.

PUBLIC DISCLOSURE

     The Company’s policy is to comply fully with all applicable laws and regulations of the U. S. Securities and Exchange Commission (the “SEC”). Officers shall provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company. Employees and directors involved in the Company’s disclosure process are responsible for acting in furtherance of such policy, and it is important that employees and directors thoroughly understand and comply with such policy.

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ENVIRONMENTAL POLICY

     The Company is committed to conducting its business in compliance with all applicable environmental laws and regulations in a manner that has the highest regard for the environment and safety and well-being of employees and the general public. Therefore, the Company expects all employees to do their utmost to abide by the letter and spirit of these laws and regulations.

REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOR

     The Company proactively promotes ethical behavior. Employees should report violations of laws, rules, regulations, or this Code to the Chief Executive Officer or Chairman of the Audit Committee. To encourage employees to report such violations, the Company will not allow retaliation for reports of misconduct made in good faith. Employees are expected to cooperate in internal investigations of misconduct.

WAIVERS

     Any waiver of any provision of this Code for directors or executive officers may be made only by the Board of Directors (or the disinterested directors in the case of a director). Persons seeking a waiver should be prepared to disclose all pertinent facts and circumstances, respond to inquiries for additional information, explain why the waiver is necessary, appropriate, or in the best interest of the Company, and comply with any procedures that may be required to protect the Company in connection with a waiver. If a waiver of this Code is granted for a director or executive officer, appropriate disclosure will be made promptly in accordance with legal requirements and stock exchange regulations.

VIOLATIONS

     Each employee is accountable for his or her compliance with this Code. Violations of this Code may result in disciplinary action against the violator, including without limitation one or more of the following: counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment or restitution. Each case will be judged on its own merits considering the duties of the person and the significance of the circumstances involved.

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Appendix C

Amended and Restated
Incentive Stock Option Plan
of
Canyon Resources Corporation

Amended and Restated on March 11, 2004 by the Board of Directors and to be
approved by Shareholder vote on or about June 10, 2004

THE INCENTIVE STOCK OPTION PLAN EXPIRES
MARCH 10, 2014

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AMENDED AND RESTATED
INCENTIVE STOCK OPTION PLAN
OF
CANYON RESOURCES CORPORATION
(March 11, 2004)

ARTICLE 1    PURPOSE

          This Amended and Restated Incentive Stock Option Plan (the “Plan”) is adopted by the Board of Directors of Canyon Resources Corporation (the “Corporation”) on March 11, 2004, and submitted for approval on or about June 10, 2004, by the shareholders of the Corporation, in order that certain employees of the Corporation or its subsidiaries may be given an inducement to acquire a proprietary interest in the Corporation, to gain an added incentive to advance the interests of the Corporation, and to remain in the Corporation’s employ. It is further intended that options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986.

ARTICLE 2    ADMINISTRATION

          2.1    Committee. The Plan shall be administered by a committee appointed from time to time by the Board of Directors of the Corporation (“Committee”), which may consist of all of the members of the Board of Directors. Acts of a majority of the Committee eligible to vote thereon shall be valid acts of the Committee. The Committee shall from time to time, at its discretion, determine by resolution the eligible employees, as defined in Article 3, who shall be granted options, the amount of stock to be optioned to each, the time (within the limitations prescribed in Article 6) when such options shall become exercisable and the conditions, if any, which must be met prior to exercise; provided, however, that any resolution that a member of the Committee be granted an option, and any other administrative act specifically regarding an option held, or to be held, by a member of the Committee, shall be made without such member’s participation.

          2.2    Construction. The interpretation and construction by the Committee of any provisions of the Plan, or of any option granted under it, shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

          2.3    Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit, or proceedings, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation), or paid by them in satisfaction of a judgment

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in any such action, suit, or proceeding, except in relation to matters at to which it shall be adjudged in such action, suit, or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties; provided that within ten days after institution of any such action, suit, or proceeding, a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

ARTICLE 3    ELIGIBILITY FOR PARTICIPATION

          All employees, including those who may be directors of the Corporation, or any subsidiary Corporation, shall be eligible to participate in this Plan. The term “Subsidiary Corporation” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing over fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain. Options may be issued to the same person on more than one occasion, subject to the limitations set out in paragraph 7.2.

ARTICLE 4    STOCK SUBJECT TO PLAN

          The stock for which options may be granted and which may be sold pursuant to this Plan shall not, subject to Article 12, exceed in the aggregate 2,625,000 shares of the Corporation’s common stock having a par value of $0.01 per share. Such shares shall be shares of the Corporation’s authorized but unissued or reacquired common stock. All shares for which an option is granted under this Plan, which for any reason are released from such option, shall be available for the granting of further options under this Plan.

ARTICLE 5    PRICE DETERMINATION

          5.1    Price. The price of the common stock of the Corporation offered to employees under this Plan by the grant of an option to purchase stock shall be in no event less than one hundred percent (100%) of the fair market value of such stock on the date of the grant of the option. If at the time an incentive stock option is granted the employee owns more than 10% of the total combined voting power of all classes of stock of the Corporation, or its Parent or Subsidiary Corporation, the option price for any such incentive stock option shall equal 110% of the price determined in the preceding sentence.

          5.2    Methods of Determination. If the stock is listed upon an established stock exchange or exchanges such fair market value shall be the closing selling price of the stock on such stock exchange or exchanges on the day the option is granted, or if no sale of the Corporation’s stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. During such time as such stock is not listed upon an established stock exchange the fair market value per share shall mean (1) if the stock is not actively traded in the over-the-counter market, an amount arrived at by the Board of Directors by applying any reasonable valuation method; and (2) if the stock is actively traded in the over-the-counter market, the mean

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between dealer “bid” and “asked” closing prices of the stock in the over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc., or National Quotation Bureau, Inc. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

          5.3    Limitation on Amount of Options. In the event that the aggregate fair market value (determined as of the time the options are granted) of the shares with respect to which stock options are exercisable for the first time by an optionee during any calendar year (under all plans of the Corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Internal Revenue Code of 1986) exceeds $100,000, only the amount of options which does not exceed $100,000 shall be deemed granted under this Plan for purposes of Section 422 of the Internal Revenue Code and the excess shall be deemed granted under the Non-Qualified Stock Option Plan of the Corporation for purposes of Section 422 of the Internal Revenue Code.

ARTICLE 6    TERM OF OPTIONS

          The term of each option may be up to ten years from the date of grant except in the case where an optionee holds 10% or more of the Company’s shares the term shall be limited to a maximum of five years. The term of any option shall be subject to earlier termination as provided in the Plan or in the Option. The Committee shall determine the term of each option subject to a maximum term as described in the preceding sentence.

ARTICLE 7    EXERCISE OF OPTIONS

          7.1    Exercisability. All options granted under the Plan shall be or become exercisable, in whole or in part, at such time or times, or upon the occurrence of such events, and subject to such conditions, as the Committee shall establish at the time each option is granted.

          7.2    Exchange and SEC Requirements. No shares may be issued under any option until all requirements of any exchange upon which shares of the Corporation’s stock may be listed and of the Securities and Exchange Commission with regard to the sale and issuance of the shares have been complied with. The Corporation shall not be required to register or qualify the options or the shares issuable upon exercise thereof under any state or federal securities laws. If the shares issuable upon exercise of any option are not so registered at the time of exercise, the Corporation’s obligation to issue shares upon exercise shall be subject to the availability of an exemption from the registration requirements of all applicable securities laws, as determined by the Corporation’s counsel. The certificate representing any shares issued without registration shall bear an appropriate legend referring to the resulting restriction on transfer and the option holder shall, as a condition to the right to receive the shares, sign such investment covenants and other documents as the Corporation may reasonably request.

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ARTICLE 8    DATE OF GRANT AND FORM OF AGREEMENT

          Each option granted under this Plan, unless otherwise specifically indicated, shall be granted as of the date of the Committee resolution conferring the option (“date of grant”), and the Committee shall notify the recipient of the grant in writing delivered in duplicate either in person or by certified mail. The notification shall serve as the option agreement and shall contain a summary of the essential terms and conditions of the Plan. Receipt of the notification shall be acknowledged by the employee on the duplicate copy, and by such acknowledgement, the employee shall agree that in consideration of such option he will abide by all the terms and conditions of the Plan. The employee shall return the duplicate copy to the Corporation either by delivery in person or by certified mail. Any inconsistencies between the terms of the Plan and the terms of the option agreement shall be governed by the terms of the Plan.

ARTICLE 9    MANNER OF EXERCISE

          9.1    Notice to the Corporation. Each exercise of an option granted shall be made by the delivery by the employee (or his legal representative, as the case may be) of written notice of such election to the Corporation, either in person or by certified mail to its mailing address, stating the number of shares with respect to which the option is being exercised and specifying a date on which the shares will be taken and payment made therefore. The date shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon.

          9.2    Issuance of Stock. On the date specified in the notice of election, the Corporation shall deliver, or cause to be delivered, to the employee, stock certificates for the number of shares with respect to which the option is being exercised, against payment therefore. Delivery of the shares may be made at the office of the Corporation or at the office of a transfer agent appointed for the transfer of shares of the Corporation, as the Corporation shall determine. Shares shall be registered in the name of the employee or his legal representatives as the case may be. No shares shall be issued until full payment therefore shall have been made by cash or certified check and unless and until all other conditions of this Plan have been complied with. In addition, payment may be made by delivery of other shares of common stock of the Corporation having a fair market value (as determined in section 5.2) equal to the option price. Shares presented for payment must have been previously owned by the optionee for at least six months and only if the Committee specifically permits an employee to do so and includes such right in his option agreement. In the event of any failure to take and pay, on the date stated, for the full number of shares specified in the notice of election, the option shall become inoperative only as to those shares which are not taken, but shall continue with respect to any remaining shares subject to the option as to which exercise has not yet been made.

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ARTICLE 10    ASSIGNMENT PROHIBITED

          Any option granted under this Plan shall, by its terms, be exercisable during the lifetime of the employee only by the employee. It shall not be assigned, pledged or hypothecated in any way, shall not be subject to execution, and shall not be transferable by the employee otherwise than by will or the laws of descent and distribution. Any attempt of assignment, transfer, pledge, hypothecation, or other disposition of any option granted contrary to the provisions of this Plan, and the levy of any attachment or similar proceedings upon any option, shall be null and void.

ARTICLE 11     TERMINATION OF EMPLOYMENT

          11.1     Termination Other Than at Death or Disability. If the employment of an employee terminates for any reason other than death or disability, any options granted to the employee under the Plan which have not been exercised shall expire 90 days after the effective date of such termination and shall be exercisable during such 90-day period only to the extent they were exercisable on the effective date of termination. A transfer of an optionee from the employ of the Corporation to a Subsidiary, or vice-versa, or from one subsidiary to another subsidiary shall not be deemed a termination of employment for purposes of the Plan. No option shall be exercisable after the expiration of ten years from the date it is granted.

          11.2    Termination at Death or Disability. In the event of the death of an employee, any option held by him at the time of his death shall become fully exercisable, shall be transferred as provided in his will or as determined by the laws of descent and distribution, and may be exercised, in whole or in part, by the estate of the employee, at any time or from time to time within twelve months after the date of death, provided that it is exercised within ten years from the date of grant. If an employee is permanently and totally disabled (as determined by the Committee), the option shall become fully exercisable on the date of disability (such date to be determined by the Committee) and may be exercised in whole or in part, by the employee or by his duly appointed guardian, at any time or from time to time within twelve months after the date of disability, provided that it is exercised within ten years from the date of grant.

ARTICLE 12     CHANGES IN CAPITAL STRUCTURE

          12.1    Stock Dividends and Split-Ups. If the Corporation shall, at any time prior to the termination date of the Plan, change its issued stock (of the class optioned) into a greater number of shares of stock through a stock dividend or split-up of shares, the number of shares of stock subject to the Plan and the number of shares of stock deliverable with respect to each payment of the specified option price per share in connection with each exercise of an outstanding option after the record or effective date of such stock dividend or split-up of shares shall be proportionately increased. Conversely, if the issued stock (of the class optioned) of the Corporation shall, at any time within such period, be combined into a smaller number of shares of stock, the number of shares of stock subject to the Plan and the number of shares of stock deliverable with respect to each payment of the specified option price per share in connection with the exercise of an outstanding option after the record or effective date of such combination of shares shall be proportionately

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reduced. Notwithstanding any such proportionate increase or decrease, no fraction of a share of stock shall be issued on the exercise of an option.

          12.2    Reorganization. If within the duration of an option there shall be a corporate merger, consolidation, acquisition of assets, or other reorganization, and if such transaction shall affect the optioned stock, the employee shall thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to such transaction and the employee had been a shareholder of the Corporation with respect to such shares.

          12.3    Liquidation. Upon the complete liquidation of the Corporation, other than pursuant to a plan of reorganization above mentioned, any unexercised options granted under this Plan shall be canceled. In the event of the complete liquidation of a Subsidiary Corporation employing the employee or in the event such corporation ceases to be a Subsidiary Corporation, any unexercised part of any option granted shall be canceled unless the employee shall become employed by the Corporation or another Subsidiary Corporation concurrently with such event. Nothing in this section shall prevent any corporation from assuming or substituting an option as provided in paragraph 12.4.

          12.4    Assumption or Substitution of Options. Notwithstanding anything in this Plan to the contrary, in connection with any corporate transaction to which Section 424 of the Internal Revenue Code of 1986 is applicable, there may be a substitution of a new option for an old option granted under this Plan or an assumption of an old option granted under this Plan. Any optionee who has a new option substituted for an old option granted under this Plan shall, in connection with the corporate transaction, lose his rights under the old option. Nothing in the terms of the assumed or substituted option shall confer on the optionee more favorable benefits that he had under the old option.

ARTICLE 13    RIGHTS AS A SHAREHOLDER

          An employee shall not by reason of the Plan or any option granted pursuant to the Plan have any rights of a stockholder of the Corporation until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extra-ordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

ARTICLE 14    GOVERNING LAW

          Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Colorado.

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ARTICLE 15    AMENDMENT

          The Board of Directors may amend or discontinue this Plan at any time provided that no unexercised option granted under this Plan may be altered or canceled, except in accordance with its terms, without the written consent of the participant to whom such option was granted; and provided further that, without the approval of the shareholders, no amendment may: (i) change (except as provided in Article 12) the aggregate number of shares which may be issued under the Plan, (ii) decrease the option price of any outstanding stock option, (iii) change the designation or the class of employees eligible to receive options as provided in Article 3, or (iv) remove the administration of the Plan from the Committee. From time to time the Board of Directors may amend this Plan to clarify the meaning of any of its provisions. Any such clarifying amendment shall not confer any additional benefit on any optionees under the Plan nor shall it effect a modification of the Plan or options previously or subsequently granted under the Plan.

ARTICLE 16    TERM OF THE PLAN

          No option shall be granted hereunder after the expiration of ten years from the earlier of the date on which this Amended and Restated Plan was adopted by the Board of Directors as indicated in Article 1 or the date it was approved by the shareholders of the Corporation.

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Appendix D

Amended and Restated
Non-Qualified Stock Option Plan
of
Canyon Resources Corporation

Amended and Restated on March 11, 2004 by the Board of Directors and to be
approved by Shareholder vote on or about June 10, 2004

THE NON-QUALIFIED STOCK OPTION PLAN EXPIRES
MARCH 10, 2014

AMENDED AND RESTATED
NON-QUALIFIED STOCK OPTION PLAN
OF
CANYON RESOURCES CORPORATION

(March 11, 2004)

     This Non-Qualified Stock Option Plan (the “Plan”) is adopted in consideration of services rendered and to be rendered by directors, key personnel and consultants to Canyon Resources Corporation, its subsidiaries and affiliates.

     DEFINITIONS

     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

          Board: The Board of Directors of Canyon Resources Corporation.

          Common Stock: The $.01 par value Common Stock of Canyon Resources Corporation.

          Company: Canyon Resources Corporation, a corporation incorporated under the laws of Delaware, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

          Date of Grant: The date on which an option (see below) is granted under the Plan.

          Fair Market Value: The Fair Market Value of the Option Shares. Such Fair Market Value as of any date shall be reasonably determined by the Board provided, if the stock is listed upon an established stock exchange or exchanges such fair market value shall be the closing selling price of the stock on such stock exchange or exchanges on the day the option is granted, or if no sale of the Corporation’s stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. During such time as such stock is not listed upon an established stock exchange the fair market value per share shall mean (1) if the stock is not actively traded in the over-the-counter market, an amount arrived at by the Board of Directors by applying any reasonable valuation method; and (2) if the stock is actively traded in the over-the-counter market the closing price on the day the option is granted, as reported by the National Association of Securities Dealers, Inc., or National Quotation Bureau, Inc. Subject to the foregoing, the Compensation Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

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          Key Person: A person designated by the Board upon whose judgment, initiative and efforts the Company or a related Company may rely including without limitation any director, employee, or consultant of the Company.

          Option: The rights granted to a Key Person to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see below).

          Option Agreement: The written agreement (and any amendment or supplement thereto) between the Company and a Key Person designating the terms and conditions of an Option.

          Option Shares: The shares of Common Stock underlying an Option granted to a Key Person.

          Optionee: A Key Person who has been granted an Option.

ARTICLE 1    PURPOSE AND SCOPE

          (a)    This Amended and Restated Non-Qualified Stock Option Plan (the “Plan”) was adopted by the Board of Directors of Canyon Resources Corporation (the “Corporation”) on March 11, 2004, and is to be submitted for approval on or about June 10, 2004 by the shareholders of the Corporation, in order to advance the interests of the Company and its shareholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

          (b)    This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

ARTICLE 2    ADMINISTRATION OF THE PLAN

          The Plan shall be administered by the Compensation Committee of the Board. The Compensation Committee shall have the authority granted to it under this section and under each other section of the Plan.

          In accordance with and subject to the provisions of the Plan, the Compensation Committee shall select the Optionees, shall determine (i) the number of shares of Common Stock to be subject to each option, (ii) the time at which each Option is to be granted, (iii) whether an Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Option Shares, (v) the option period, and (vi) the manner in which the Option becomes exercisable. In addition, the Compensation Committee shall fix such other terms of each Option as it may deem necessary or

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desirable. The Compensation Committee shall determine the form of Option Agreement to evidence each Option.

          Effective for 2004 and thereafter, the Compensation Committee has determined to grant under the Plan to each non-employee director options to purchase 20,000 shares each year as of the date which is one day prior to the date set for the annual meeting of shareholders for such year and with an exercise price equal to the closing price on the date of the grant. The non-employee director option grants shall be exercisable at any time between the date of grant and up to 10 years from the date of the grant.

          The Compensation Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interest of the Company.

          The Board may from time to time, and subject to Article 14, make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company provided, however, that no such change or addition shall impair any Option previously granted under the Plan.

          Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, any subsidiary of the Company, the shareholders, directors, officers and employees of the Company and any subsidiary of the Company, and the Optionees and their respective successors in interest.

ARTICLE 3    THE COMMON STOCK

          The Compensation Committee is authorized to appropriate, grant options, issue and sell for the purposes of the Plan, a total number, not in excess of 2,187,500 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Article 8 shall be substituted for the 2,187,500 shares or into which such 2,187,500 shares shall be adjusted. All or any unsold share subject to an Option that for any reason expires of otherwise terminates may again be made subject to Options under the Plan.

ARTICLE 4    ELIGIBILITY

          Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

ARTICLE 5    OPTION PRICE

          The Compensation Committee shall determine the purchase price for the Option Shares; provided, however, that the purchase price to be paid by Optionees for Option Shares shall not be less than one-hundred percent (100%) of the Fair Market Value of the Option Shares on the Date of Grant.

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ARTICLE 6    DURATION AND EXERCISE OF OPTIONS

          (a)    The option period shall commence on the Date of Grant and may be up to 10 years in length subject to the limitations in this Article 6 and the Option Agreement.

          (b)    During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. Subject to the limitations in Paragraph (a) above, any Option held by an Optionee at the time of his death may be exercised by his estate within twelve months of his death or such longer period as the Compensation Committee may determine.

          (c)    The Compensation Committee may determine whether an Option shall be exercisable as provided in Paragraph (a) of this Article 6 or whether the Option shall be exercisable in installments only; if the Compensation Committee determines the latter, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

          (d)    In the case of an Optionee who is an employee or a director of the Company or a subsidiary of the Company, if, for any reason (other than death or termination for cause by the Company or a subsidiary of the Company), the Optionee ceases to be employed by either the Company or a subsidiary of the Company, any option held by the Optionee at the time his employment ceases may be exercised within 90 days after the date that his employment ceased (subject to the limitations at Paragraph (a) above), but only to the extent that the option was exercisable according to its terms on the date the Optionee’s employment ceased. After such 90 day period, any unexercised portion of an Option shall expire unless extended by the Compensation Committee.

          (e)    In the case of an Optionee who is an employee or a director of the Company or a subsidiary of the Company, if the Optionee’s employment by the Company or a subsidiary of the Company ceases due to the Company’s termination of such Optionee’s employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose “cause” shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee’s duties.

          (f)    Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Article 7.

ARTICLE 7    PAYMENT FOR OPTION SHARES

          The Compensation Committee may permit all or part of the purchase price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company’s Common Stock previously owned by the Optionee for at least six months and with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares

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that the Optionee does not pay in cash. In the case of all other Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

ARTICLE 8    CHANGE IN STOCK, ADJUSTMENTS, ETC.

          In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stock-holders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, re-classification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

          In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

ARTICLE 9    RELATIONSHIP TO EMPLOYMENT

          Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee’s employment or services at any time.

ARTICLE 10    NONTRANSFERABILITY OF OPTION

          No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.

ARTICLE 11    RIGHTS AS A SHAREHOLDER

          No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided

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in Article 8, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

ARTICLE 12    SECURITIES LAWS REQUIREMENTS

          No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.

ARTICLE 13    DISPOSITION OF SHARES

          Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Options Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, he will (i) furnish the Company with a copy of each Form 4 filed by him, and (ii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

ARTICLE 14    AMENDMENT

The Board of Directors may amend or discontinue this Plan at any time provided that no unexercised option granted under this Plan may be altered or canceled, except in accordance with its terms, without the written consent of the participant to whom such option was granted; and provided further that, without the approval of the shareholders, no amendment may: (i) change (except as provided in Article 8) the aggregate number of shares which may be issued under the plan; (ii) decrease the purchase price for the option shares under an outstanding option, or (iii) remove the administration of the Plan from the Compensation Committee. From time to time, the Board of Directors may amend this Plan to clarify the meaning of any of its provisions. Any such clarifying amendment shall not confer any additional benefit on any optionees under the Plan nor shall it effect a modification of the Plan or options previously or subsequently granted under the Plan.

ARTICLE 15    TERM OF THE PLAN

          No option shall be granted hereunder after the expiration of ten years from the earlier of the date on which the Amended and Restated Plan was adopted by the Board of Directors as indicated in Article 1 or the date it was approved by the shareholders of the Corporation.

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ARTICLE 16    OTHER PROVISIONS

          The following provisions are also in effect under the Plan:

          (a)    The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

          (b)    Any expenses of administering the Plan shall be borne by the Company.

          (c)    This Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

          (d)    The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the state of Colorado.

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Proxy – Canyon Resources Corporation

This proxy is solicited by the Board of Directors of Canyon Resources Corporation.

The undersigned holder of Common Stock of Canyon Resources Corporation, hereby appoints Richard H. De Voto and Gary C. Huber, or either of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Canyon Resources Corporation held of record by the undersigned on April 20, 2004, at the Annual Meeting of Shareholders to be held on June 10, 2004, or at any adjournment thereof, with respect to the following:

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR: THE ELECTION OF RICHARD H. DE VOTO AND RONALD D. PARKER AS DIRECTORS; AND PROPOSALS (2), (3), and (4).

This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise. This Proxy, when properly executed, will be voted as directed above by the undersigned shareholders. If no direction is made, it will be voted FOR the election of Richard H. De Voto and Ronald D. Parker, as directors; FOR the approval of the Amended and Restated Incentive Stock Option Plan; FOR the approval of the Amended and Restated Non-Qualified Stock Option Plan; and FOR ratification of PricewaterhouseCoopers LLP as the Company’s auditor for the year ending 2004. This Proxy also may be voted, in the Proxies’ discretion, on such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Name
Name/Address
Name/Address
Address
Address

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1.	Election of Directors

		For	Withold
	01 — Richard H. De Voto	☐	☐

	02 — Ronald D. Parker	☐	☐

B	Proposals

		For	Against	Abstain
2.	Approve the Amended and Restated Incentive Stock Option Plan	☐	☐	☐

3.	Approve the Amended and Restated Non-Qualified Stock Option Plan	☐	☐	☐

4.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the year ending 2004	☐	☐	☐

C	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.
(Please sign EXACTLY as your name appears on your stock certificate(s). If more than one name appears because of joint ownership, all joint owners should sign.)

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)

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